Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
	(Dollars in thousands)
Non-accrual loans	$10,453	$9,026	$7,792	$7,250	$5,974
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	10,453	9,026	7,792	7,250	5,974
Less: Government guaranteed loans	2,249	1,940	1,790	2,102	1,489
Total non-performing loans	8,204	7,086	6,002	5,148	4,485
Other real estate and repossessed assets	426	413	938	781	945
Total non-performing assets	$8,630	$7,499	$6,940	$5,929	$5,430

As a percent of Portfolio Loans
Non-performing loans	0.20%	0.17%	0.15%	0.13%	0.12%
Allowance for credit losses	1.47	1.47	1.47	1.46	1.46
Non-performing assets to total assets	0.16	0.14	0.13	0.11	0.10
Allowance for credit losses as a percent of non-performing loans	745.45	847.23	989.32	1,115.85	1,253.98

Allowance for credit losses

	Six months ended June 30,
	2025			2024
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$59,379	$132	$5,131	$54,658	$157	$5,504
Additions (deductions)
Provision for credit losses	2,220	1	—	1,890	(1,127)	—
Recoveries credited to allowance	1,131	—	—	1,395	1,125	—
Assets charged against the allowance	(1,573)	—	—	(1,702)	—	—
Additions included in non-interest expense	—	—	(193)	—	—	(789)
Balance at end of period	$61,157	$133	$4,938	$56,241	$155	$4,715

Net loans charged against the allowance to average Portfolio Loans	0.02%			0.02%

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Capitalization

	June 30, 2025	December 31, 2024
	(In thousands)
Subordinated debt	$39,624	$39,586
Subordinated debentures	39,830	39,796
Amount not qualifying as regulatory capital	(8,848)	(810)
Amount qualifying as regulatory capital	70,606	78,572
Shareholders’ equity
Common stock	311,653	318,777
Retained earnings	227,484	205,853
Accumulated other comprehensive loss	(69,887)	(69,944)
Total shareholders’ equity	469,250	454,686
Total capitalization	$539,856	$533,258

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30,
				2025	2024
	(In thousands)
Interchange income	$3,390	$3,127	$3,401	$6,517	$6,552
Service charges on deposit accounts	2,981	2,814	2,937	5,795	5,809
Net gains (losses) on assets
Mortgage loans	1,631	2,303	1,333	3,934	2,697
Equity securities at fair value	—	—	2,693	—	2,693
Securities	11	(330)	—	(319)	(269)
Mortgage loan servicing, net	490	(636)	2,091	(146)	4,816
Investment and insurance commissions	810	754	838	1,564	1,642
Bank owned life insurance	296	297	188	593	369
Other	1,716	2,095	1,691	3,811	3,424
Total non-interest income	$11,325	$10,424	$15,172	$21,749	$27,733

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
	(In thousands)
Balance at beginning of period	$32,171	$43,577	$46,796	$42,243
Originated servicing rights capitalized	963	952	1,818	1,780
Change in fair value	(1,081)	(123)	(3,505)	383
Sale of originated servicing rights (1)	78	—	(12,884)	—
Loss on sale of originated servicing rights (1)	(78)	—	(172)	—
Balance at end of period	$32,053	$44,406	$32,053	$44,406
(1)     On January 31, 2025 we sold $931.6 million of mortgage loan servicing rights (26.3% of total servicing portfolio) and transferred the servicing on March 3, 2025. This sale represented approximately $13.1 million (27.9%) of the total capitalized mortgage loan servicing right asset.

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Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30,
				2025	2024
	(Dollars in thousands)
Mortgage loans originated	$147,844	$107,779	$142,602	$255,623	$236,596
Mortgage loans sold	95,360	82,618	91,540	177,978	172,358
Net gains on mortgage loans	1,631	2,303	1,333	3,934	2,697
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.71%	2.79%	1.46%	2.21%	1.56%
Fair value adjustments included in the Loan Sales Margin	0.12%	0.88%	0.14%	0.48%	0.28%

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30,
				2025	2024
	(In thousands)
Compensation	$13,610	$13,197	$13,390	$26,807	$26,667
Performance-based compensation	3,638	3,441	3,885	7,079	7,361
Payroll taxes and employee benefits	3,875	3,745	3,976	7,620	7,993
Compensation and employee benefits	21,123	20,383	21,251	41,506	42,021
Data processing	3,847	3,729	3,257	7,576	6,512
Occupancy, net	2,046	2,223	1,886	4,269	3,960
Interchange expense	1,177	1,119	1,127	2,296	2,224
Advertising	833	861	788	1,694	1,279
Furniture, fixtures and equipment	793	885	948	1,678	1,902
Loan and collection	744	786	699	1,530	1,211
FDIC deposit insurance	637	711	695	1,348	1,477
Communications	470	591	499	1,061	1,114
Legal and professional	500	479	544	979	1,030
Taxes, licenses and fees	290	326	283	616	544
Director fees	276	232	237	508	474
Amortization of intangible assets	122	122	129	244	258
Provision for loss reimbursement on sold loans	(6)	(11)	(1)	(17)	2
Net (gains) losses on other real estate and repossessed assets	(50)	(66)	(108)	(116)	(184)
Costs (recoveries) related to unfunded lending commitments	(389)	196	(137)	(193)	(789)
Other	1,349	1,696	1,236	3,045	2,491
Total non-interest expense	$33,762	$34,262	$33,333	$68,024	$65,526

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Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2025			2024
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,122,331	$59,472	5.78%	$3,840,343	$56,697	5.93%
Tax-exempt loans (1)	6,440	80	4.98	8,856	113	5.13
Taxable securities	591,720	3,796	2.57	633,400	4,713	2.98
Tax-exempt securities (1)	254,332	3,200	5.03	311,035	3,551	4.57
Interest bearing cash	45,468	505	4.45	83,293	1,134	5.48
Other investments	15,799	269	6.81	16,440	305	7.46
Interest Earning Assets	5,036,090	67,322	5.35	4,893,367	66,513	5.45
Cash and due from banks	52,648			50,652
Other assets, net	236,221			237,298
Total Assets	$5,324,959			$5,181,317

Liabilities
Savings and interest-bearing checking	2,796,701	12,609	1.81	2,674,731	14,190	2.13
Time deposits	859,773	7,853	3.66	807,033	8,686	4.33
Other borrowings	107,003	1,801	6.74	130,208	2,116	6.54
Interest Bearing Liabilities	3,763,477	22,263	2.37%	3,611,972	24,992	2.78
Non-interest bearing deposits	990,165			1,050,153
Other liabilities	109,597			104,643
Shareholders’ equity	461,720			414,549

Total liabilities and shareholders’ equity	$5,324,959			$5,181,317

Net Interest Income		$45,059			$41,521

Net Interest Income as a Percent of Average Interest Earning Assets			3.58%			3.40%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2025			2024
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,088,152	$117,157	5.76%	$3,821,164	$111,652	5.87%
Tax-exempt loans (1)	6,891	185	5.41	8,699	224	5.18
Taxable securities	605,664	7,832	2.59	656,766	9,964	3.03
Tax-exempt securities (1)	259,096	6,400	4.94	315,021	7,099	4.51
Interest bearing cash	81,388	1,796	4.45	83,738	2,277	5.47
Other investments	16,035	548	6.84	16,630	603	7.29
Interest Earning Assets	5,057,226	133,918	5.32	4,902,018	131,819	5.40
Cash and due from banks	55,043			53,101
Other assets, net	239,075			236,266
Total Assets	$5,351,344			$5,191,385

Liabilities
Savings and interest-bearing checking	2,816,386	25,449	1.82	2,654,125	27,557	2.09
Time deposits	865,543	15,968	3.72	835,852	18,129	4.36
Other borrowings	99,635	3,305	6.69	129,731	4,235	6.56
Interest Bearing Liabilities	3,781,564	44,722	2.38%	3,619,708	49,921	2.77
Non-interest bearing deposits	998,866			1,056,803
Other liabilities	109,408			105,987
Shareholders’ equity	461,506			408,887

Total liabilities and shareholders’ equity	$5,351,344			$5,191,385

Net Interest Income		$89,196			$81,898

Net Interest Income as a Percent of Average Interest Earning Assets			3.54%			3.35%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of June 30, 2025

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$12,537	$17	$—	$17	0.1%
Land Development	22,088	—	—	—	—
Construction	153,253	15,045	—	15,045	9.8
Income Producing	699,546	23,263	—	23,263	3.3
Owner Occupied	610,241	10,256	—	10,256	1.7
Total Commercial Real Estate Loans	$1,497,665	$48,581	$—	$48,581	3.2

Other Commercial Loans	$570,416	$30,910	—	$30,910	5.4
Total non-performing commercial loans			$—

Commercial Loan Portfolio Analysis as of December 31, 2024

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$8,734	$—	$—	$—	0.0%
Land Development	24,637	—	—	—	—
Construction	201,474	16,589	—	16,589	8.2
Income Producing	624,499	22,286	—	22,286	3.6
Owner Occupied	544,829	18,396	47	18,443	3.4
Total Commercial Real Estate Loans	$1,404,173	$57,271	$47	$57,318	4.1

Other Commercial Loans	$533,190	$27,334	7	$27,341	5.1
Total non-performing commercial loans			$54

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